Investment Strategy - RUNNING OAK EFFICIENT GROWTH ETF	Aug. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

The Fund is in an actively managed exchange-traded fund (“ETF”). Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in exchange-traded equity securities of large and mid-sized U.S. companies with market capitalizations of at least $5 billion. The Fund is roughly equally-weighted with 50-75 stocks typically held in the portfolio. The Fund limits exposure to any one industry at 15% of invested assets. The fund may invest up to 20% of net assets in non-U.S. companies. These non-U.S. company investments may include American Depositary Receipts (“ADRs”) and common stocks of non-U.S. issuers. The fund may also invest in companies of any market capitalization.

Running Oak Capital, LLC (“Running Oak” or the “Adviser”), the Fund’s investment advisor, uses the Efficient Growth investment discipline, which is a long-only blend of growth and value with a focus on downside volatility management, which means that the Adviser avoids selecting stocks of companies with characteristics that have historically been associated with greater than average downward movements. This includes companies with high debt-to-capitalization ratios, highly valued growth stocks and stocks with high sensitivity to equity market risks (“Downside Volatility Characteristics”). The Efficient Growth investment discipline employs a bottom-up approach based on the Adviser’s proprietary analytical framework that seeks to identify high-quality companies that exhibit the greatest combination of 1) earnings growth rates that are significantly higher than the average of the S&P 500 Index, 2) stocks priced with attractive valuations, and 3) avoidance of stocks that possess Downside Volatility Characteristics.

The Fund may maintain during a temporary period, which could be for a short period or a longer period lasting several years or more, of abnormal conditions, a significant portion of its total assets in cash and securities, generally considered to be cash and cash equivalents, including, but not limited to: high quality, U.S. short-term debt securities and money market instruments. The Adviser will invest in such short-term cash positions to the extent the Adviser is unable to find sufficient investments meeting its criteria and when the Adviser believes the purchase of additional equity securities would not further the investment objective of the Fund during such periods of time. Additionally, to respond to adverse market, economic, political or other conditions, which may persist for short or long periods of time, the Fund may invest up to 100% of its assets in the types of high quality, U.S. short-term debt securities and money market instruments described above.

If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate in the positive performance as much as it would have if it had been more fully invested in securities. In the aforementioned temporary defensive periods, the Adviser believes that an additional amount of liquidity in the Fund is desirable both to meet operating requirements and to take advantage of new investment opportunities. When the Fund holds a significant portion of assets in cash and cash equivalents, it may not meet its investment objective.

Strategy Portfolio Concentration [Text]	Under normal circumstances, the Fund seeks to achieve its investment objective by investing primarily in exchange-traded equity securities of large and mid-sized U.S. companies with market capitalizations of at least $5 billion. The Fund is roughly equally-weighted with 50-75 stocks typically held in the portfolio. The Fund limits exposure to any one industry at 15% of invested assets. The fund may invest up to 20% of net assets in non-U.S. companies.